Exhibit 10.2

Comprehensive Credit Line Contract

Reference No. : 2015zhenzhongyinbuexiezi No.0000465

Party A: Shenzhen Highpower Technology (Shenzhen) Co., Ltd

Business License: 440307503274740

Legal Representative: Dangyu Pan

Address: Building A2, Luoshan Industrial Zone, Longgang District, Shenzhen

Postal code: 518111

Deposit A/C and financial institutions: Bank of China, Pinghu Sub-branch, Shenzhen,

Telephone: 8968 6236 ; Facsimile: 8968 6298

Party B: Bank of China, Buji Sub-branch.

Legal Representative:DENG ZHENGBO

Address: 108, Buji Road, Buji Town, Longgang District, Shenzhen; Postal code: 518112

Telephone: 2827 4825 ; Facsimile: 2827 0847

The parties agree as follow.

Clause 1 Scope of Business

Satisfied by condition precedent defined in this contract, Party A is allowed to apply for recurring, temporary or one-off credit line from Party B in the form of a short-term loan, deposit account overdraft, bank acceptance, trade finance, bank guarantee, or other monetary financing or credit authorization business (“Specific credit line business”).

The trade finance business under this contract is included and limited to: international letter of credit, domestic letter of credit, import bill advance, shipping guarantee, packing credit, export bill purchase, export bill discount, import bill advance under LC, negotiation credit and other international and domestic trade finance business.

The bank guarantee business under this contract is including bank guarantee, standby letter of credit and all sorts of bank guarantee business.

Clause 2 Types and amount of credit line

Party B agrees to offer the following:

Currency in:	Renminbi

Amount:	Renmibi eighty two millions
RMB 82,000,000.00

Types:	1. Loans : RMB40,000,000.00
2.Trade financing: RMB12,000,000.00 3.Bank Acceptances: RMB30,000,000.00

Clause 3 Usage of credit lines

1.	Within the credit line period, under the agreed upper limits on each type of credit line, Party A can use the credit line recurrently. If Party A needs to apply for the one-off credit line, a written application is required. And both parties should agree that Party B has the final say on whether and how the one-off credit line will be granted. Party B will notify Party A in written once the decision is made.

2.	This contract will override all the credit line contracts previously signed by Party A and Party B. Upon the effective date of this contract, all the used and unused credit lines prior to this contract will be considered as used and unused credit lines under this contract

3.	Unless otherwise agreed, the following business will not occupy the credit line under this contract.

1)	Export bill purchase business with precisely matched bills, documents and certificates

2)	Outwards letters of credit, bank guarantee and trade finance business which Party B agreed to act as confirming bank.

3)	Any credit line business which guaranteed by Party A by deposits, government bonds, deposit certificates issued by Party B, bank acceptance, guarantee or standby letters of credit accepted by Party B

4)	Any other business agreed by both parties.

The above defined businesses, although they will not occupy the credit limits under this contract, they will still be considered as inseparable part of the contract.

Clause 4 Application of specific credit line business

Written applications or separate contracts are required from Party A to apply for a specific credit line.

Clause 5 Period

The credit line defined in clause 2 under this contract will be started from the effective date and end on September 13, 2016.

Upon negotiation, both parties can extend the contract period by signing supplementary contracts. Party B will continue to provide credit lines under supplementary contracts. All terms and conditions under this contract have the equivalent legal effects and restrictions on the supplementary contracts.

The termination of a specific credit line will only occur when all the rights and obligations are fulfilled. The above period has no limitation on specific credit line under this contract.

Clause 6 Condition Precedents of specific credit line business

Party A should fulfill the following conditions precedent before applying for a specific credit line business

1)	File the necessary documents, stamps and signatures in Party B in relating to this contract and all the specific credit line contract under this contracts

2)	Open the necessary bank account

3)	Make sure the required guarantee contracts are properly in place

4)	Other conditions precedent required for specific credit line contracts

5)	Other conditions precedent required by Party B

Clause 7 Guaranty

For all the liabilities occurred under this contract and the specific credit line contract affiliated to this contract should be guaranteed by the following:

Maximum Amount Guarantee provided by:

1)	Springpower Technology (Shenzhen) Co. Ltd, a guarantee contract is signed separately;

2)	Dangyu Pan, a guarantee contract is signed separately;

Collateral on the Maximum Amount

1)	The collateral is provided by Shenzhen Highpower Technology Co. Ltd, a collateral contract is signed separately;

Under certain circumstances that Party A or the Guarantor might be unable to fulfill or make Party B believe they are unable to fulfill the contractual capacity, e.g: Guarantee Contracts are invalid, Party A is or will be under significant business difficulties or risks: deteriorated financials, litigation issues which might affect its repayment ability, Guarantors were found default in other contracts with Party B, devaluation, dismissal or damage of collaterals which might cause the value of the collaterals slaked or losses. Party B reserves the right to and Party A has the obligation to additional or replace the guarantor.

Clause 8 Statement and Commitment

1.	Party A’s statement:

1)	Party A is legally registered and operating, and owning the full civil rights required by this contract.

2)	Signing and performing the contract is the true will of Party A, Party A has been granted all necessary authorizations in effect before signing the contract. The contract does not form a default for other contracts signed and performed by Party A. It is Party A’s responsibility to complete all required approvals, registrations, permits and filings.

3)	All documents and information provided by Party A to Party B are true, complete, accurate and effective.

4)	All the transactions mentioned by Party A for apply specific credit line should be real and not for illegal purposes such as: money laundry.

5)	No hidden events regarding Party A and guarantor’s financial and repayment abilities

2.	Party A’s commitment:

1)	Timely delivery of the financial statements and other relevant information, (including but not limited to annual, quarterly and monthly financial reports.

2)	Cooperate in Party B’s exam and inspection on the utilization of the loan as well as Party A’s financials and operations

3)	Any counter-guarantee agreement between the guarantors and Party A will not affect the Party B’s underlying rights under this contract

4)	Under circumstances Party A or Guarantor’s capability of performing the contract might be affected, Party A should notify Party B in time. Those circumstances include but are not limited to significant organizational changes, e.g. business splitting, merger and termination, disposal of major assets, restructuring, reorganization, joint venture arrangement with foreign capitals, changing of controlling shareholders or de facto control of Party A, capital reduction, liquidation, re-pledge of the encumbered assets, withdrawal, bankruptcy, dissolution and involvement in significant lawsuits.

5)	As for undefined business practice, Party A is committed to follow Party B’s regulation and normal practice in daily operation.

6)	Party A committed not to distribute bonus during the credit period

7)	Agreed by both parties, for the purpose to ensure the Party B’s claims on credit funds and Party B’s convenience to monitoring the repayment progress, Party A should guarantee the proportion of sales fund received in Party A’s account opened with Party B over Party A’s total sales should be matching to the proportion of Party A’s credit line received from Party B over Party A’s total credit line received from financial institution.

8)	At any time, credit balance does not exceed 100 million

Clause 9 Related party and related party transaction of Party A

Party A is not defined as Group Credit Customer by Party B in accordance with “Guidance of Risk Management by Commercial Banks for Granting Credit to Customer Groups”

Clause 10 Breach of Covenants

Any of the following situations would be considered as breach of contract covenant:

1.	Party A did not perform the repayment obligation under this contract or the affiliated specific credit line contracts

2.	Party A has not used the credit funds according to agreed purposes.

3.	Party A’s statement in this contract or the affiliated specific contracts are untrue or in violation with Party A’s commitment in this or the affiliated specific contracts.

4.	Under the circumstance defined in 2.4) in Clause 8, Party A refused to provide additional guarantee or replacement of new guarantor

5.	Party B is or will be under significant business difficulties or risks: deteriorated financials, significant financial losses and loss of assets (including but not limited asset losses for fulfill guarantee obligations) or other financial crisis.

6.	Party A is in violation with other rights and obligations agreed in this contract.

7.	Party A breaches the covenants on other credit line contracts with Party B or other affiliated institutions of Bank of China.

8.	Guarantors breach the covenants on other credit line contracts with Party B or other affiliated institutions of Bank of China.

When any of the above mentioned situation noticed, Party B will perform the following in separate or all at the same time:

1)	Request Party A or Guarantor to rectify within a definite time.

2)	Reduce, temporarily pause or permanently terminate Party A’s Credit limit in part or in all

3)	Temporarily pause or permanently terminate in part or in all of Party A’s application on specific credit line under this contract.

4)	Announce the immediate expiration on all the credit lines granted under this contract and affiliated specific credit line contracts.

5)	Terminate or release this contract, terminate or release in part or in all of the affiliated specific credit line contracts as well as the other contracts signed between Party A and Party B.

6)	Request compensation from Party A on the losses thereafter caused.

7)	Party A’s deposit account in Party B will be hold in custody for debt pay off for the comprehensive credit line and specific credit line under this contract. All the undue liabilities were deeming due and entitled the immediate payoff from Party A’s restricted accounts. If the currency in deposit account is different from the currency of the liabilities, the exchange rate on the date of the hold in custody will be applied.

8)	Real rights granted by way of security will be executed.

9)	Assume the guarantee responsibility on Guarantors.

10)	Other necessary procedures on Party B’s concern

Clause 11 Rights reserved

Either party might reserve part of or all of the rights under this contract and the affiliated specific credit line contracts, this does not imply the party has surrendered or remitted the unperformed rights and obligations.

Either party might sometimes tolerate, extend or delay the execution of certain rights, this does not deem as the party has surrendered or remitted the rights.

Clause 12 Change, Modification, Termination and Partial invalidity

Upon negotiation and agreement by both parties, this contract can be changed and modified, the written record of the changes and modifications should form the inseparable part of this contract.

Unless ruled by law or both parties formed a separate agreement, the contract would not be terminated prior to all the rights and obligations defined are fulfilled.

Unless ruled by law or both parties formed a separate agreement, the void of single terms under this contract should no invalid other contract under this contract.

Clause 13 Applicable Law and Resolution for Dispute

1.	This contract is entered into according with the People’s Republic of China, and applicable to the law of the People’s Republic of China.

2.	The resolution of dispute should be appealed in Party B or other Bank of China subsidiaries defined in this contract or other affiliated contracts

Clause 14 Attachments

The following annexes and other annexes and single agreements commonly confirmed by both parties shall constitute an integral part of this Agreement and shall have the same equal legal force as this Agreement.

Annex 1: For Opening International L/C.

Annex 2: For Import Bill Advance.

Annex 3: For Packing Loan.

Annex 4: For Export Bill Purchase.

Annex 5: For Export Bill Discount under L/C.

Annex 6: For Opening Letter of Guarantee/ Standby L/C.

Annex 7: For Opening Domestic L/C.

Annex 8: For Seller Bill Advance under Domestic L/C.

Annex 9: For Buyer Bill Advance under Domestic L/C.

Annex 10: For Domestic L/C Negotiation.

Annex 11: For Outward Remittance Advance.

Annex 12: For Order Financing.

Annex 13: For Outward Remittance Advance (Domestic Trade).

Annex 14: Attached Provisions for Individual Cases.

Clause 15 Other terms and conditions

1.	Without Party B’s prior written approval, Party A is not allowed to transfer the rights and obligations under this contract to 3rd Parties.

2.	Party A should give the consent that, Party B might somehow authorize other affiliated institutions of Bank of China to perform the obligation. The performing party is entitled to all the rights and obligations under this contract and the affiliated credit line contracts, the performing party reserves the rights to appeal a resolution of dispute if necessary.

3.	The contract has equivalent restrictions to the successors or inherits of both parties.

4.	Unless otherwise agreed, the domicile addresses stated in this contract are for corresponding use; both parties should notify each other in writing about any changes of its domicile addresses.

5.	The title and name of business product is for business purposes, will not used for interpretation of the contract terms and the rights and obligations.

6.	If required by the governing institutions, Party B might not be able to perform the obligations agreed in this contract. Party is exempted from punishment under this circumstance.

Clause 16 Effectiveness of the contract

This contract is established and entered into effective upon signing or sealing by the legal representatives (or person-in-charge) of Party A and Party B or their duly authorized agents, together with sealing by the company chop.

This contract will be print and signed in seven copies, Party A and the guarantors hold one copy each, Party B holds three copies, collateral registry authority holds one copy, each copy has the same legal effect.

/s/ Dangyu Pan

Stamp of Party A

Signature of director or authorized representative

/s/ [COMPANY SEAL]

Stamp of Party B

Signature of legal representative or authorized representative

Annex 1: For Opening International L/C

1. In case of any discrepancy between this Annex and the Credit Line Agreement (hereinafter referred to as the Agreement), this Annex shall prevail.

2. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for opening a L/C.

3. Party A agrees Party B to deal with matters under the L/C in accordance with the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (□UCP500/□UCP600, same below) and assume the obligations and responsibilities arising therefrom.

4. Opening and amendment of a L/C:

(1) If Party B accepts Party A’s application for opening a L/C, Party B shall open a L/C according to the Application for Opening an International L/C submitted by Party A.

(2) If Party B requests Party A to submit relevant notes or documents for opening a L/C, such as trade contract, Party B shall not be deemed obliged to open a L/C on the basis of these notes or documents.

(3) Should Party A amend the L/C, Party A shall submit to Party B an Application for Amending International L/C. Party A agrees Party B to deal with matters under the L/C in accordance with the aforesaid Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce and assume the obligations and responsibilities arising therefrom. An amendment of L/C shall be binding upon Party A immediately after it is issued.

(4) Party B has the independent right to judge whether to amend a L/C. Party B has the right to refuse Party A’s application for amendment and to raise opinions on the contents of amendment. If amendment of the L/C involves amount, currency, interest rate or term and Party B thinks strengthening the surety’s obligations, Party B shall have the right to demand Party A to add security money, and/or demand Party A to obtain the surety’s signature and agreement on the Application for Amending International L/C, and/or providing maximum guarantee, and/or providing other guarantee, or Party B shall have the right to refuse Party A’s application for such amendment.

(5) Amendment of the L/C may not result in change of Party A’s other rights and obligations under the Agreement and this Annex.

(6) L/C-related contents in the Application for Opening International L/C and the Application for Amending International L/C shall be written in English. In case of any dispute arising from the applicant’s unclear handwriting or ambiguous meaning, Party A shall assume all the responsibilities arising therefrom.

(7) Party A shall pay Party B timely all the expenses arising from opening and amendment of the L/C (including relevant banking charges refused by a foreign beneficiary). The charging method shall comply with the stipulations of Party B.

5. External payment under the L/C:

(1) After receiving a document arrival notice from Party B within the validity of the L/C, Party A shall notify Party B of the document processing opinions within the time limit specified in the notice, or Party A shall be deemed as having no payment refusal opinion on the documents and having agreed Party B’s external payment/payment by acceptance/payment by commitment; if Party A notifies Party B of acceptance of the documents within the time limit specified in the notice and Party B agrees Party A’s document processing opinions, Party B may handle external payment/payment by acceptance/payment by commitment. Party A shall deposit provision according to the stipulations of the Application for Opening International L/C.

If Party A notifies Party B of acceptance of the documents but Party B disagrees Party A’s document processing opinions, Party B shall have the right to decide whether to refuse external payment only depending on whether the documents are compliant; if Party A agrees to provide Party B with full security money or other payment guarantee, Party B shall have the right to decide on waiving or reserving the right of refusal of external payment as the case may be.

(2) If Party A thinks there are nonconformities in the documents and presents a request of refusing external payment /payment by acceptance/payment by commitment to Party B within the time limit specified in the document arrival notice, Party A shall list all the nonconformities and submit two letters of payment refusal causes affixed with Party A’s seal. Party B has the right to deem the nonconformities stated in Party A’s letters of payment refusal causes as all the nonconformities raised by Party A. If Party B agrees the nonconformities raised by Party A, Party B may handle refusal of external payment. If Party B thinks that the nonconformities are not satisfied through review in accordance with international practice or the nonconformities are immaterial and not enough to constitute a reason for refusal of payment, Party B shall have the right to decide on external payment /payment by acceptance/payment by commitment and use the provision deposited by Party A to make external payment directly, and all the obligations and responsibilities arising therefrom shall be assumed by Party A.

(3) If the provision deposited by Party A is not enough to make advance to the accounts payable, Party A shall pay off the accounts payable. The interest rate and calculation of advance shall follow the stipulations of the related application.

6. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to conduct the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) In case of any L/C-related amendment of the import/export trade contract after the L/C is opened, Party A shall notify Party B of such amendment immediately in writing;

(2) When Party B makes advance or payment by acceptance or commitment, Party B shall reserve the right to dispose all the documents/goods under the L/C or other possible security interests or property interests entitled by applicable laws and regulations. If Party A reserves the right to dispose all the documents/goods under the L/C in accordance with applicable laws and regulations or according to the opinions of the competent court or arbitration agency, Party A agrees to transfer such right to Party B unconditionally within the maximum limit permitted by applicable laws, and Party A accepts Party B’s all actions and omissions of disposal of documents/goods. If Party B reserves the right to dispose all the documents/goods under the L/C in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party B shall reserve such right until Party A retires documents or pays Party B in full the advance made by Party B.

With respect to the usance bill accepted or the deferred payment confirmed by Party B, Party A shall not request Party B to stop payment by any excuse and, within the scope permitted by laws and regulations, Party A shall waive the right to, by any excuse, apply to the people’s court for freezing or file a lawsuit for requesting stop payment under the L/C.

(3) The risks of loss, delay, omission or damage of business correspondence and documents under the L/C during postal delivery, telecommunication delivery or other delivery process and the risks arising from Party B’s use of a third party service shall be assumed by Party A.

7. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Opening International L/C and the Application for Amending International L/C.

Annex 2: For Import Bill Advance

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting import bill advance.

3. If Party B accepts Party A’s application for import bill advance, Party B shall pay the presenting bank the documentary bill funds according to the currency and amount specified in the Application for Import Bill Advance accepted by Party B.

4. Party A hereby confirms:

(1) Party B reserves the right to dispose all the documents/goods under the import bill advance or other possible security interests or property interests entitled by applicable laws and regulations. If Party A reserves the right to dispose all the documents/goods under the import bill advance in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party A agrees to transfer such right to Party B unconditionally within the maximum limit permitted by applicable laws, and Party A accepts Party B’s all actions and omissions of disposal of documents/goods. If Party B reserves the right to dispose all the documents/goods under the import bill advance in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party B shall reserve such right until Party A pays Party B in full the documentary bill financing provided by Party B.

(2) When Party A applies to Party B for bearing documents/goods and repays Party B’s documentary bill financing with the sales amount, Party A shall act as Party B’s consignee only, including but not limited to keeping relevant documents, handling storage, maintenance, transportation, processing, sales and insurance of goods under the documents, and keeping the payment for goods or depositing the payment for goods to the account designated by Party B. When selling goods to a third person, Party A shall show the third person of its such identity.

(3) Party A shall bear the expenses (including but not limit to insurance, storage, transportation and port charges) of the goods during the custody period. Party A promises to cover insurance for all possible risks according to the market price of the goods. It shall be indicated in the policy original that Party B is the insured and the policy original shall be submitted to Party B for keeping. In case of loss of the insured goods, Party B shall have the right to directly claim the insurance company for compensation.

(4) Without Party B’s permission, Party A shall not dispose the goods by means of deferred payment or any non-monetary method or at a price lower than the market price. Party A shall not mortgage or pledge the goods to any others nor make the goods bound by any lien. Once required by Party B, Party A shall submit to Party B the detailed information of the account or sales revenue of the goods or the goods-related sales contract. Party B has the right to enter the warehouse at any time to examine the actual conditions of the goods or re-occupy the goods.

5. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to conduct the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

Party A promises to use the incomes obtained from sales of the goods under import to firstly repay Party B’s financing to Party A.

6. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Import Bill Advance.

Annex 3: For Packing Loan

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting a packing loan.

3. If Party B accepts Party A’s application for a packing loan, Party B shall pay the Party A the loan according to the currency and amount specified in the Application for Packing Loan accepted by Party B.

4. Party A shall use the total loan for purchasing, organizing production and arranging export and transportation of the exported goods under the L/C. Without Party B’s written consent, Party A shall not use the loan for any other purpose.

5. Party A shall satisfy the following conditions before it withdraws money:

(1) present a written withdrawal application prior to expiration of the usage term of the packing loan limit approved by Party B for Party A;

(2) provide relevant documents proving the loan purpose;

(3) submit the L/C original to Party B for keeping; and

(4) meet the preconditions agreed in the Agreement;

6. The payments for goods received by Party A after delivery, presentation of documents and handling exchange collection under the export L/C shall be the prime source of repayment of the loan hereunder. Party A hereby irrevocably agrees to entrust Party B to handle matters concerning exchange collection under the export L/C. Party A agrees Party B offset the loan principal and interest and expenses hereunder automatically with the incomes obtained from exchange collection under the export L/C.

If Party A handles a L/C for a packing loan while it applies to Party B for conducting export bill purchase, Party A agrees Party B to offset the loan principal and interest and expenses hereunder firstly with the incomes obtained from export bill purchase.

If Party A is unable to collect payments for goods on time due to delayed delivery, nonconforming documents or other causes, Party A shall repay the loan principal and interest and expenses hereunder timely with other capital source.

9. In addition to the contents agreed in the Agreement, in order to conduct the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) Party A shall timely provide Party B with the instructions of preparing goods with the packing loan and be ready for accepting Party B’s supervision and inspection at any time;

(2) Party A shall, within the validity of the L/C and the document presentation period agreed in the L/C, submit the documents under the L/C to Party B for handling matters concerning export bill purchase under the L/C;

(3) The export collection of Party A under the L/C shall be firstly used for repaying the loan principal and interest and the expenses hereunder.

If Party A is for any reason unable to collect funds, Party A shall unconditionally assume the responsibility of repaying the loan principal and interest and the expenses hereunder;

(4) In case of any serious difficult of production or sales of the goods under export, Party A shall notify Party B timely in written form.

10. The following shall constitute or be deemed as Party A’s breach, except otherwise agreed in the Agreement:

(1) Party A is for any reason unable to submit all documents under the L/C to Party B, or there are nonconformities detected through Party B’s verification in the documents provided by Party A, and Party A is unable to eliminate these nonconformities;

(2) The funds under the L/C, for any reason, cannot be collected on time according to the provisions of the L/C.

11. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Packing Loan.

Annex 4: For Export Bill Purchase

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting export bill purchase.

3. If Party B accepts Party A’s application for export bill purchase, Party B shall pay Party A the documentary bill funds according to the currency and amount specified in the Application for Export Financing accepted by Party B.

Where it is export bill purchase under the L/C and Party A and Party B conduct a packing loan at the same time, Party A agrees Party B to use the financing funds obtained from export bill purchase firstly for offsetting the principal and interest of the loan provided by Party B and relevant expenses under the packing loan, and Party B shall pay Party A the remaining balance.

4. Party A agrees Party B to use the incomes obtained from processing documents under export bill purchase as a source of documentary repayment for automatically offsetting Party B’s funds financed to Party A.

5. Party A hereby confirms:

Party B shall reserve the right to dispose all the documents/goods under the L/C /under collection or other possible security interests or property interests entitled by applicable laws once Party A submits documents to Party B and Party B pays Party A the financing funds. These interests shall be terminated when all the creditor’s rights of Party B are fully repaid.

With respect to the export bill purchase of which the documents are nonconforming, where there is any element affecting normal collection of the accounts receivable, Party B shall have the right to request Party A to prepay the documentary bill funds or/and take other remedial measures specified in the Agreement.

6. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to conduct the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) Party A shall, according to Party B’s requirements, timely provide the instructions of the sales of the goods under export;

(2) In case of any serious difficult of sales of the goods under export, Party A shall notify Party B timely in written form.

7. The following shall constitute or be deemed as Party A’s breach, except otherwise agreed in the Agreement:

(1) the foreign bank or payer refuses, delays or deducts payment due to nonconformities in documents or due to any other reason;

(2) there is turbulence, war or financial crisis at the location of the opening bank or the payer, or the opening bank or the payer goes into bankruptcy, or there is any other force majeure event, which may lead to that the foreign bank or payer refuses, delays or deducts payment;

(3) the foreign bank or payer refuses, delays or deducts payment due to loss or delay of documents or telecommunication failure during postal process.

8. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Export Financing.

Annex 5: For Export Bill Discount under L/C

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting export bill discount under L/C.

3. If Party B accepts Party A’s application for export bill discount under L/C, Party B shall pay Party A the discounting funds according to the currency and amount specified in the Application for Export Financing accepted by Party B.

4. Party A agrees Party B to use the incomes obtained from processing documents as a source of repayment for automatically offsetting Party B’s funds financed to Party A.

5. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to conduct the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) Party A has obtained the documents by legitimate, good will and honest ways;

(2) Party A shall assume all responsibilities for the legitimacy of the draft-based transaction.

6. The following shall constitute or be deemed as Party A’s breach, except otherwise agreed in the Agreement:

(1) The accepting/paying bank has the following cases:

A. The financial status of the accepting/paying bank goes bad and Party B thinks the accepting/paying bank incapable of performing the obligation of payment;

B. The accepting/paying bank is or may be dissolved, revoked, shutdown or announced bankruptcy;

C. The accepting/paying bank is announced freezing of funds by the court or is issued payment injunction by the court;

D. The accepting/paying bank notifies that the funds are frozen or stopped by the court, or other property preservation measures are taken, which result in delayed payment;

E. The main assets of the accepting/paying bank are damaged, sealed, detained, frozen, confiscated, sold by auction, sold off or expropriated;

F. The accepting/paying bank is involved in any major lawsuit or arbitration case and Party B thinks possibly affecting the accepting/paying bank’s ability for performing the obligation of payment;

G. The accepting/paying bank is unable to pay relevant foreign exchange due to the foreign exchange control system of the located country;

H. The located country of the accepting/paying bank has political unrest, natural disaster or financial crisis and Party B thinks possibly cause that the accepting/paying bank is unable to make payment on time.

I. There is any other event at the located country of the accepting/paying bank that Party B thinks possibly affecting the accepting bank’s payment capacity.

7. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Export Financing.

Annex 6: For Opening Letter of Guarantee/ Standby L/C

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for opening a letter of guarantee/standby L/C.

3. Opening and amendment of a letter of guarantee /standby L/C:

(1) If Party B accepts Party A’s application for opening a letter of guarantee / a standby L/C, Party B shall open a letter of guarantee /standby L/C according to both parties’ agreement.

(2) Party B shall refer to the Application for Opening Letter of Guarantee/Standby L/C submitted by Party A according to the detailed contents of the letter of guarantee/standby L/C applied by Party A. The final contents shall be subject to the letter of guarantee/standby L/C opened by Party B.

(3) Should Party A amend the letter of guarantee/standby L/C, Party A shall submit to Party B an Application for Amending Letter of Guarantee/Standby L/C.

(4) If amendment of the letter of guarantee/standby L/C involves amount, currency, interest rate or term or other provisions that Party B thinks necessary to add guarantee, Party B shall have the right to demand Party A to add security money, and/or demand Party A to obtain the counter-guarantor’s signature and agreement on the Application for Amending Letter of Guarantee/Standby L/C, and/or providing maximum guarantee, and/or providing other guarantee, or Party B shall have the right to refuse Party A’s application for such amendment.

(5) Amendment of the letter of guarantee/standby L/C may not result in change of Party A’s other rights and obligations under the Agreement and this Annex.

4. Party A agrees, if there is any claim under the letter of guarantee/standby L/C within the validity of the letter of guarantee/standby L/C, and the beneficiary's claim documents comply with the stipulations of the letter of guarantee/standby L/C upon review by Party B, Party B shall have the right to make external payment directly with the provision deposited by Party A, and Party B shall also have the right to positively take Party A’s foreign or RMB account in Party B as provision for external payment.

If the provision deposited by Party A is not enough to make advance to the claim, Party A shall pay off the claim. Party A shall bear the interest from the date of advancement by Party B to the date of actual payment by Party A. The interest rate of advance shall be handled in accordance with the Application for Opening Letter of Guarantee/Standby L/C.

5. In addition to the contents agreed in the Agreement, in order to conduct the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) If the letter of guarantee/standby L/C is reopened/forwarded by any other bank as having been entrusted, Party A agrees to assume all the risks and responsibilities of the reopening/forwarding bank caused due to reopening/forwarding of the letter of guarantee/standby L/C;

(2) Party A shall notify Party B immediately after occurrence of any case which affects Party B’s guarantee liability, including the execution, amendment, change and termination of the basic contract or basic transaction on which the letter of guarantee/standby L/C is based;

(3) Party A shall coordinate Party B to go through formalities for performance under external guarantee;

(4) The risks of loss, delay, omission or damage of business correspondence and documents under the letter of guarantee/standby L/C during postal delivery, telecommunication delivery or other delivery process and the risks arising from Party B’s use of a third party service shall be assumed by Party A.

(5) Where the letter of guarantee/standby L/C has no definite date of ineffectiveness, no applicable foreign law or practice and no definite amount of guarantee, Party A agrees to make compensation for all risks, responsibilities and losses caused to Party B;

6. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Opening Letter of Guarantee/Standby L/C and the Application for Amending Letter of Guarantee/Standby L/C.

Annex 7: For Opening Domestic L/C

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for opening a domestic L/C.

3. Party A irrevocably assumes the following responsibilities:

(1) Party A is willing to abide by the Measures for Settlement by Domestic Letter of Credit of the People’s Republic of China and other relevant national laws and regulations. Party A agrees Party B to handle all maters under the L/C in accordance with the Measures for Settlement by Domestic Letter of Credit of the People’s Republic of China and other relevant national laws and regulations. Party A agrees to assume all the responsibilities arising therefrom.

(2) Party A ensures that all the materials provided for Party B for the purpose of opening the L/C are genuine, complete and effective and the L/C opened has true trade background. If Party A provide Party B with false and/or incomplete and/or ineffective materials, and/or the L/C opened does not have any true trade background, Party A is willing to assume all the responsibilities arising therefrom.

(3) If the goods under the L/C are actually controlled by Party A before Party A pays Party B the funds under the L/C, Party A promises that Party B reserves the ownership of the goods.

(4) All the consequences arising from unclear handwriting or ambiguous meaning in the application shall be assumed by Party A.

4. Opening and amendment of a domestic L/C:

(1) If Party B accepts Party A’s application for opening a domestic L/C, Party B shall open a domestic L/C according to the Application for Opening Domestic L/C submitted by Party A. The final contents shall be subject to the domestic L/C opened by Party B.

(2) If Party B requests Party A to submit relevant notes or documents for opening a domestic L/C, such as trade contract, Party B shall not be deemed obliged to open a domestic L/C on the basis of these notes or documents.

(3) Should Party A amend the domestic L/C, Party A shall submit to Party B an Application for Amending Domestic L/C. Party A agrees Party B to deal with matters under the domestic L/C in accordance with the Measures for Settlement by Domestic Letter of Credit of the People’s Republic of China and assume the obligations and responsibilities arising therefrom. An Application for Amending Domestic L/C shall be binding upon Party A immediately after it is issued.

(4) Party B has the independent right to judge whether to amend a domestic L/C. Party B has the right to refuse Party A’s application for amendment and to raise opinions on the contents of amendment. If amendment of the domestic L/C involves amount or term and Party B thinks strengthening the surety’s obligations, Party B shall have the right to demand Party A to add security money, and/or demand Party A to obtain the surety’s signature and agreement on the Application for Amending Domestic L/C, and/or providing maximum guarantee, and/or providing other guarantee, or Party B shall have the right to refuse Party A’s application for such amendment.

(5) Amendment of the domestic L/C may not result in change of Party A’s other rights and obligations under the Agreement and this Annex.

(6) Domestic L/C-related contents in the Application for Opening Domestic L/C and the Application for Amending Domestic L/C shall be written in Chinese. In case of any dispute arising from the applicant’s unclear handwriting or ambiguous meaning, Party A shall assume all the responsibilities arising therefrom.

(7) Party A shall pay Party B timely all the expenses arising from opening and amendment of the domestic L/C (including relevant banking charges refused by the beneficiary). The charging method shall comply with the stipulations of Party B.

5. Payment under the domestic L/C:

(1) After receiving a document arrival notice from Party B within the validity of the domestic L/C, Party A shall notify Party B of the document processing opinions within the time limit specified in the notice, or Party A shall be deemed as having no payment refusal opinion on the documents and having agreed Party B’s payment/payment by commitment; if Party A notifies Party B of acceptance of the documents within the time limit specified in the notice and Party B agrees Party A’s document processing opinions, Party B may handle payment/payment by commitment. Party A shall deposit provision according to the stipulations of the Application for Opening Domestic L/C.

If Party A notifies Party B of acceptance of the documents but Party B disagrees Party A’s document processing opinions, Party B shall have the right to decide whether to refuse payment only depending on whether the documents are compliant; if Party A agrees to provide Party B with full security money or other payment guarantee, Party B shall have the right to decide on waiving or reserving the right of refusal of payment as the case may be.

(2) If Party A thinks there are nonconformities in the documents and presents a request of refusing payment /payment by commitment to Party B within the time limit specified in the document arrival notice, Party A shall list all the nonconformities and submit two letters of payment refusal causes affixed with Party A’s seal. Party B has the right to deem the nonconformities stated in Party A’s letters of payment refusal causes as all the nonconformities raised by Party A. If Party B agrees the nonconformities raised by Party A, Party B may handle refusal of external payment. If Party B thinks that the nonconformities are not satisfied through review according to practice or the nonconformities are immaterial and not enough to constitute a reason for refusal of payment, Party B shall have the right to decide on payment /payment by commitment and use the provision deposited by Party A to make external payment directly, and all the obligations and responsibilities arising therefrom shall be assumed by Party A.

(3) If the provision deposited by Party A is not enough to make advance to the accounts payable, Party A shall pay off the accounts payable.

6. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to continue the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) In case of any domestic L/C-related amendment of the trade contract after the domestic L/C is opened, Party A shall notify Party B of such amendment immediately in writing;

(2) With respect to the deferred payment confirmed by Party B, Party A shall not request Party B to stop payment by any excuse and, within the scope permitted by laws, rules and regulations, Party A shall waive the right to, by any excuse, apply to the people’s court for freezing or file a lawsuit for requesting stop payment under the domestic L/C.

(3) The risks of loss, delay, omission or damage of business correspondence and documents under the domestic L/C during postal delivery, telecommunication delivery or other delivery process and the risks arising from Party B’s use of a third party service shall be assumed by Party A.

7. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Opening Domestic L/C and the Application for Amending Domestic L/C.

Annex 8: For Seller Bill Advance under Domestic L/C

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Seller bill advance means the short-term financing that the bank provides the seller on the basis of the right of resource reserved in the domestic L/C business according to the documents submitted by the seller after the seller ships the goods.

3. Preconditions for seller bill advance:

(1) Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting seller bill advance.

(2) The L/C shall state applicable to the Measures for Settlement by Domestic Letter of Credit of the People’s Republic of China or its updated version effective on the date of opening of the L/C. The format and contents of the L/C shall be reviewed and accepted by Party B.

4. Application for seller bill advance

When the Agreement becomes effective, Party A shall submit an Application for Seller Bill Advance under Domestic L/C for each seller bill advance business (hereinafter referred to as the transaction) applied by Party A.

Transactions hereunder shall be mutually independent and shall comply with this Annex, related L/C and Party A’s application.

5. Payment

If Party B accepts Party A’s application for conducting seller bill advance, Party B shall pay Party A the documentary bill funds according to the amount agreed in the Application for Seller Bill Advance under Domestic L/C accepted by Party B.

Documentary bill term and other relevant matters shall be implemented specifically according to the Application for Seller Bill Advance under Domestic L/C hereunder.

6. Party A agrees Party B to use the incomes obtained from processing documents under seller bill advance as a source of documentary repayment for automatically offsetting Party B’s funds financed to Party A.

7. Interest and expenses

To handle the transaction, Party A agrees to pay the negotiating bank interest and expenses, specifically according to the stipulations of the Application for Seller Bill Advance under Domestic L/C hereunder.

8. Party A hereby confirms:

Party B shall reserve the right to dispose all the documents/goods under the domestic L/C or other possible security interests or property interests entitled by applicable laws once Party A submits documents to Party B and Party B pays Party A the financing funds. These interests shall be terminated when all the creditor’s rights of Party B are fully repaid.

With respect to the seller bill purchase of which the documents are nonconforming, where there is any element affecting normal collection of the accounts receivable of the seller’s goods under the domestic L/C, Party B shall have the right to request Party A to prepay the documentary bill funds or/and take other remedial measures specified in the Agreement.

If the L/C payer refuses, delays or deducts payment due to nonconformities in documents, due to loss, delay or telecommunication failure of documents during postal process, or due to other reasons not attributable to Party B, Party B may claim Party A for the principal and interest, expenses and losses of all financing funds or the insufficient part. Party B also has the right to choose self disposal of the documents and goods under the seller bill advance herein and obtain compensation from the incomes obtained therefrom. Party B has the right to recourse Party A for the insufficient part.

If the incomes from processing documents or self disposal of documents and goods are not enough to repay the total financing funds, Party B shall have the right to make deduction actively from any account opened by Party A with Party A or from other collections. If Party B makes deduction directly from Party A’s account according to relevant stipulations of this Annex and the currency of the account is different from the pricing currency, conversion shall be made according to the exchange rate applicable to Party B.

9. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to continue the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) Party A shall, according to Party B’s requirements, timely provide the instructions of the sales of the goods under the seller of the domestic L/C;

(2) In case of any serious difficult of sales of the goods under the seller of the domestic L/C, Party A shall notify Party B timely in written form.

10. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Seller Bill Advance under Domestic L/C.

Annex 9: For Buyer Bill Advance under Domestic L/C

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Buyer bill advance means the short-term financing that Party B provides Party A in the domestic L/C business at Party B’s request after Party B receives the documents submitted by the negotiating bank or the presenting bank, for paying the funds under these documents.

3. Preconditions for buyer bill advance:

(1) Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting buyer bill advance.

(2) The L/C shall state applicable to the Measures for Settlement by Domestic Letter of Credit of the People’s Republic of China or its updated version effective on the date of opening of the L/C. The format and contents of the L/C shall be reviewed and accepted by Party B.

4. Application for buyer bill advance

Party A shall submit an Application for Buyer Bill Advance under Domestic L/C for each buyer bill advance business (hereinafter referred to as the transaction) applied by Party A.

Transactions hereunder shall be mutually independent and shall comply with this Annex, related L/C and Party A’s application.

5. Payment

When the preconditions for buyer bill advance are met and Party B accepts Party A’s application for conducting buyer bill advance, Party B shall represent Party A to make external payment under the L/C according to the amount agreed in the Application for Buyer Bill Advance under Domestic L/C accepted by Party B.

Documentary bill term and other relevant matters shall be implemented specifically according to the Application for Buyer Bill Advance under Domestic L/C hereunder.

6. Party A hereby confirms:

(1) Party B reserves the right to dispose all the documents/goods under the buyer bill advance or other possible security interests or property interests entitled by applicable laws and regulations. If Party A reserves the right to dispose all the documents/goods under the buyer bill advance in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party A agrees to transfer such right to Party B unconditionally within the maximum limit permitted by applicable laws, and Party A accepts Party B’s all actions and omissions of disposal of documents/goods. If Party B reserves the right to dispose all the documents/goods under the buyer bill advance in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party B shall reserve such right until Party A pays Party B in full the documentary bill financing provided by Party B.

(2) When Party A applies to Party B for bearing documents/goods and repays Party B’s documentary bill financing with the sales amount, Party A shall act as Party B’s consignee only, including but not limited to keeping relevant documents, handling storage, maintenance, transportation, processing, sales and insurance of goods under the documents, and keeping the payment for goods or depositing the payment for goods to the account designated by Party B. When selling goods to a third person, Party A shall show the third person of its such identity.

(3) Party A shall bear the expenses (including but not limit to insurance, storage, transportation and port charges) of the goods during the custody period. Party A promises to cover insurance for all possible risks according to the market price of the goods. It shall be indicated in the policy original that Party B is the insured and the policy original shall be submitted to Party B for keeping. In case of loss of the insured goods, Party B shall have the right to directly claim the insurance company for compensation.

(4) Without Party B’s permission, Party A shall not dispose the goods by means of deferred payment or any non-monetary method or at a price lower than the market price. Party A shall not mortgage or pledge the goods to any others nor make the goods bound by any lien. Once required by Party B, Party A shall submit to Party B the detailed information of the account or sales revenue of the goods or the goods-related sales contract. Party B has the right to enter the warehouse at any time to examine the actual conditions of the goods or re-occupy the goods.

7. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to continue the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

Party A promises to use the incomes obtained from sales of the goods under the domestic L/C to firstly repay Party B’s financing to Party A.

8. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Buyer Bill Advance under Domestic L/C.

Annex 10: For Domestic L/C Negotiation

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Negotiation means the action that Party B pays Party A the consideration after deducting the negotiating interest under the conditions of documents in compliance with the L/C. Negotiation is only limited to the negotiable deferred payment documentary credit.

3. Preconditions for negotiation:

(1) Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting negotiation.

(2) Party A shall present a written negotiation application;

(3) Party A has completed relevant vouchers and provided relevant documents and materials according to Party B’s requirements;

(4) Party A has handled the legal and administrative examination and approval procedures required for negotiation, and has submitted relevant examination and approval documents to Party B for inspection. Party B has the right to request Party A to provide the copies of the examination and approval documents or the photocopies in compliance with the originals;

(5) The L/C shall state applicable to the Measures for Settlement by Domestic Letter of Credit of the People’s Republic of China or its updated version effective on the date of opening of the L/C. The format and contents of the L/C shall be reviewed and accepted by Party B.

(6) Party A shall present documents within the presentation period and valid period of the L/C. Party A shall submit to Party B the complete L/C and the amendment original, which shall comply with documents upon review by Party B;

(7) The L/C shall be a negotiable deferred payment documentary credit and Party B is designated as the negotiating bank.

4. Application for negotiation

When the Agreement becomes effective, Party A shall submit an Application for Negotiation of Domestic L/C for each negotiation business (hereinafter referred to as the transaction) applied by Party A.

Transactions hereunder shall be mutually independent and shall comply with this Annex, related L/C and Party A’s application.

5. Payment

If Party B accepts Party A’s application for conducting negotiation, Party B shall pay Party A the negotiating funds according to the amount agreed in the Application for Negotiation of Domestic L/C accepted by Party B.

Negotiation term and other relevant matters shall be implemented specifically according to the Application for Negotiation of Domestic L/C.

6. Party A agrees Party B to use the incomes obtained from processing documents under negotiation as a source of repayment by negotiation for automatically offsetting Party B’s funds financed to Party A.

7. Interest and expenses

To handle the transaction, Party A agrees to pay the negotiating bank interest and expenses, specifically according to the stipulations of the Application for Negotiation of Domestic L/C hereunder.

8. Party A hereby confirms:

Party B shall reserve the right to dispose all the documents/goods under the domestic L/C or other possible security interests or property interests entitled by applicable laws once Party A submits documents to Party B and Party B pays Party A the financing funds. These interests shall be terminated when all the creditor’s rights of Party B are fully repaid.

If the L/C payer refuses, delays or deducts payment due to nonconformities in documents, due to loss, delay or telecommunication failure of documents during postal process, or due to other reasons not attributable to Party B, Party B may claim Party A for the principal and interest, expenses and losses of all financing funds or the insufficient part. Party B also has the right to choose self disposal of the documents and goods under negotiation herein and obtain compensation from the incomes obtained therefrom. Party B has the right to recourse Party A for the insufficient part.

If the incomes from processing documents or self disposal of documents and goods are not enough to repay the total financing funds, Party B shall have the right to make deduction actively from any account opened by Party A with Party A or from other collections. If Party B makes deduction directly from Party A’s account according to relevant stipulations of this Annex and the currency of the account is different from the pricing currency, conversion shall be made according to the exchange rate applicable to Party B.

9. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to continue the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) Party A shall, according to Party B’s requirements, timely provide the instructions of the sales of the goods under the seller of the domestic L/C;

(2) In case of any serious difficult of sales of the goods under the seller of the domestic L/C, Party A shall notify Party B timely in written form.

10. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Negotiation of Domestic L/C.

Annex 11: For Outward Remittance Advance

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Outward remittance means that Party A, as the payer of the contract having been signed, makes payment through bank remittance according to the stipulations of the contract. In this Annex and relevant documents of this Annex, financing under outward remittance means the short-term financing that Party B makes advance of import funds for Party A according to the effective voucher and commercial documents under outward remittance in various businesses, including cash on delivery, remittance of profit, dividend and bonus, and advance payment for some types and service trade remittance.

3. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting outward remittance advance.

4. If Party B accepts Party A’s application for outward remittance advance, Party B shall remit the financing funds to the payee indicated in the remittance application submitted by Party A according to the currency and amount agreed in the Application for Financing under Outward Remittance.

5. If Party A has provided Party B with all documents according to Party B’s requirements, it shall not be interpreted that Party B bears the obligation and responsibility of reviewing the genuine and legitimacy of the transaction that Party A is engaged in.

6. Party A hereby confirms:

(1) Party B reserves the right to dispose all the documents/goods under the outward remittance advance or other possible security interests or property interests entitled by applicable laws and regulations. If Party A reserves the right to dispose all the documents/goods under the outward remittance advance in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party A agrees to transfer such right to Party B unconditionally within the maximum limit permitted by applicable laws, and Party A accepts Party B’s all actions and omissions of disposal of documents/goods. If Party B reserves the right to dispose all the documents/goods under the outward remittance advance in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party B shall reserve such right until Party A pays Party B in full the financing provided by Party B.

(2) When Party A applies to Party B for bearing documents/goods and repays Party B’s financing with the sales amount, Party A shall act as Party B’s consignee only, including but not limited to keeping relevant documents, handling storage, maintenance, transportation, processing, sales and insurance of goods under the documents, and keeping the payment for goods or depositing the payment for goods to the account designated by Party B. When selling goods to a third person, Party A shall show the third person of its such identity.

(3) Party A shall bear the expenses (including but not limit to insurance, storage, transportation and port charges) of the goods during the custody period. Party A promises to cover insurance for all possible risks according to the market price of the goods. It shall be indicated in the policy original that Party B is the insured and the policy original shall be submitted to Party B for keeping. In case of loss of the insured goods, Party B shall have the right to directly claim the insurance company for compensation.

(4) Without Party B’s permission, Party A shall not dispose the goods by means, including change of the payment method specified in the contract, deferred payment or by any non-monetary method or at a price lower than the market price. Party A shall not mortgage or pledge the goods to any others nor make the goods bound by any lien. Once required by Party B, Party A shall submit to Party B the detailed information of the account or sales revenue of the goods or the goods-related sales contract. Party B has the right to enter the warehouse at any time to examine the actual conditions of the goods or re-occupy the goods.

(5) The currency used by Party A for performing the obligation of repayment shall be the same as the pricing currency of Party B’s business. When Party B makes deduction actively from Party A’s account according to relevant stipulations of the Contract and if the currency of the account is different from the pricing currency, conversion shall be made according to the exchange rate issued by Party B on the date of deduction.

7. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to continue the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

Party A promises to use the incomes obtained from sales of the goods under import to firstly repay Party B’s financing to Party A.

Party A shall perform the obligation of prudence, diligence and care when it disposes the import goods under the Financing Contract. It shall be requested in the Contract for disposing the goods that the buyer of the goods should directly make payment to Party B’s account for repaying the financing principal and interest and other expenses hereunder.

8. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Financing under Outward Remittance.

Annex 12: For Order Financing

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Order financing means the special trade financing that, as having been applied by Party A, Party B provides Party A for procurement, production and shipment of the goods under the order according to the trade contract or order submitted by Party A in order to support the goods preparation and shipment under Party A’s international trade and domestic trade.

3. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting order financing.

4. If Party B accepts Party A’s application for order financing, Party B shall pay Party A the financing funds according to the currency and amount specified in the Application for Order Financing. Party B has the right to charge handling charges according to the rate specified in the Application for Order Financing and charge interest and default interest according to the term, interest rate and method specified therein.

5. Party A shall satisfy the following conditions before it withdraws money:

(1) present a written withdrawal application prior to expiration of the usage term of the order financing limit approved by Party B for Party A;

(2) meet the preconditions agreed in the Agreement.

6. Party A hereby irrevocably agrees as follows:

(1) The funds collected under the order after shipment and presentation of documents shall be the prime source of repayment of financing hereunder. According to the delivery and shipment time requested in the order or trade contract, Party A shall timely handle relevant settlement procedures of accounts receivable through Party B and submit to Party B for review the business invoice, shipping documents, export declaration (if any) and other relevant documents required by Party B. Under L/C or collection, Party B shall send the full unit of original documents to the opening bank (under L/C) or to the outward collection (under collection). Under the mode of sell on credit, Party B shall be the receiving bank and Party B shall be agreed to offset the financing principal and interest and expenses hereunder automatically with the funds collected under the order. If draft is settled under domestic trade, Party A shall handle collection or discount through Party B and agree Party B to offset the financing principal and interest and expenses hereunder automatically with the draft collection or discount funds.

(2) If Party A handles order financing while it applies to Party B for conducting packing loan, documentary bill, export discount, export invoice discounting and domestic invoice discounting or other trade financing business, arty A agrees Party B to offset the loan principal and interest and expenses hereunder firstly with the other financing funds.

(3) If Party A is unable to collect the funds under the order on time due to delayed delivery, nonconforming documents or other causes, Party A shall repay the loan principal and interest and expenses hereunder timely with other capital source.

7. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to conduct the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

(1) The document, order and other relevant documents submitted are genuine, legitimate and effective;

(2) The total financing is for purchasing and organizing the production and arranging the export and transportation of the goods under the related trade contract/order. Without Party B’s written consent, Party A shall not use the financing for any other purpose.

(3) Party A shall timely provide Party B with the instructions of preparing goods and shipment with the order financing and be ready for accepting Party B’s supervision and inspection at any time;

(4) In case of any adverse element affecting payment collection under the order, including but not limited to: serious difficult in production, procurement and sales of the goods under the order, commercial dispute with the buyer or deterioration of the buyer’s operating situations, Party A shall timely notify Party B in written form.

8. Except the situations agreed in the Agreement, Party A’s failure in timely handling relevant settlement procedures of accounts receivable under the order financing through Party B shall constitute or be deemed as an event of default by Party A under the Agreement and this Annex.

9. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Order Financing.

Annex 13: For Outward Remittance Advance (Domestic Trade)

(Specially for RongHuoDa)

1. In case of any discrepancy between this Annex and the Agreement, this Annex shall prevail.

2. Outward remittance under domestic trade means that Party A, as the buyer of the goods contract having been signed, makes payment through bank remittance according to the stipulations of the contract.

In this Contract and the documents related to this Contract, financing under outward remittance (domestic trade) means that after Party A presents the needs of capital financing, while handling outward remittance for Party A, Party B, as the remitting bank of the remittance under outward remittance (domestic trade), provides Party A with external payment of funds, and later, Party A repays Party B the financing funds.

3. Party A shall meet the preconditions agreed in the Agreement if Party A applies to Party B for conducting outward remittance advance (domestic trade).

4. If Party B accepts Party A’s application for outward remittance advance (domestic trade), Party B shall remit the financing funds to the payee indicated in the remittance application submitted by Party A according to the currency and amount agreed in the Application for Outward Remittance Advance (Domestic Trade).

5. If Party A has provided Party B with all documents according to Party B’s requirements, it shall not be interpreted that Party B bears the obligation and responsibility of reviewing the genuine and legitimacy of the transaction that Party A is engaged in.

6. Party A hereby confirms:

(1) Party B reserves the right to dispose all the documents/goods under outward remittance advance (domestic trade) or other possible security interests or property interests entitled by applicable laws and regulations. If Party A reserves the right to dispose all the documents/goods under the outward remittance advance (domestic trade) in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party A agrees to transfer such right to Party B unconditionally within the maximum limit permitted by applicable laws, and Party A accepts Party B’s all actions and omissions of disposal of documents/goods. If Party B reserves the right to dispose all the documents/goods under the outward remittance advance (domestic trade) in accordance with applicable laws and regulations or according to the award of the competent court or arbitration agency, Party B shall reserve such right until Party A pays Party B in full the financing provided by Party B.

(2) When Party A applies to Party B for bearing documents/goods and repays Party B’s financing with the sales amount, Party A shall act as Party B’s consignee only, including but not limited to keeping relevant documents, handling storage, maintenance, transportation, processing, sales and insurance of goods under the documents, and keeping the payment for goods or depositing the payment for goods to the account designated by Party B. When selling goods to a third person, Party A shall show the third person of its such identity.

(3) Party A shall bear the expenses (including but not limit to insurance, storage, transportation and port charges) of the goods during the custody period. Party A promises to cover insurance for all possible risks according to the market price of the goods. It shall be indicated in the policy original that Party B is the insured and the policy original shall be submitted to Party B for keeping. In case of loss of the insured goods, Party B shall have the right to directly claim the insurance company for compensation.

(4) Without Party B’s permission, Party A shall not dispose the goods by means, including change of the payment method specified in the contract, deferred payment or by any non-monetary method or at a price lower than the market price. Party A shall not mortgage or pledge the goods to any others nor make the goods bound by any lien. Once required by Party B, Party A shall submit to Party B the detailed information of the account or sales revenue of the goods or the goods-related sales contract. Party B has the right to enter the warehouse at any time to examine the actual conditions of the goods or re-occupy the goods.

(5) The currency used by Party A for performing the obligation of repayment shall be the same as the pricing currency of Party B’s business. When Party B makes deduction actively from Party A’s account according to relevant stipulations of the Contract and if the currency of the account is different from the pricing currency, conversion shall be made according to the exchange rate issued by Party B on the date of deduction.

7. Supplementary commitments:

In addition to the contents agreed in the Agreement, in order to continue the business hereunder, Party A hereby makes the following supplementary commitments to Party B:

Party A promises to use the incomes obtained from sales of the goods to firstly repay Party B’s financing to Party A.

Party A shall perform the obligation of prudence, diligence and care when it disposes the goods under the Financing Contract. It shall be requested in the Contract for disposing the goods that the buyer of the goods should directly make payment to Party B’s account for repaying the financing principal and interest and other expenses hereunder.

8. Other specific matters for conducting the business hereunder shall be handled pursuant to the Application for Outward Remittance Advance (Domestic Trade) (Specially for RongHuoDa).

Attachment 14:

If there are discrepancies in contents in the attachment with this contract, this contract should prevail.

Specific to the 2nd paragraph of Clause 3:” This contract will override all the credit line contracts previously signed by Party A and Party B. Upon the effective date of this contract, all the used and unused credit lines prior to this contract will be considered as used and unused credit lines under this contract”.

“all the credit line contracts previously signed” here means the contract signed with reference no of “2014zhenzhongyinbuexiezi No. 0000162.